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                                                                 EXHIBIT 10

                      [VENABLE, BAETJER AND HOWARD LETTERHEAD]





                                    May 31, 1989

The Chapman Funds, Inc.
1010 Mercantile Bank & Trust
   Building
2 Hopkins Plaza
Baltimore, Maryland 21201

                   Re: The Chapman Funds, Inc.

Gentlemen:

     We have acted as counsel for The Chapman Funds, Inc., a Maryland corporation (the "Company"), in connection with the organization of the Company and the issuance of shares of its Common Stock (the "Common Stock").

     As counsel for the Company, we are familiar with its Charter and Bylaws. We have examined the Prospectus included in its Registration Statement on Form N-1A, substantially in the form in which it is to become effective (the "Prospectus"), and have examined and relied upon such corporate records of the Company and other documents and certificates as to factual matters as we have deemed to be necessary to render the opinion expressed herein. We have assumed without independent verification the genuineness of signatures, the authenticity of documents, and the conformity with originals of copies.

     Based on such examination, we are of the opinion and so advise you that:

     1. The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Maryland.

     2. The 2,000,000 shares of presently issued and outstanding Common Stock of the Company have been validly and

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The Chapman Funds, Inc.
May 31, 1989
Page 2

legally issued and are fully paid and nonassessable shares under the laws of the State of Maryland.

     3. The shares of Common Stock of the Company to be offered for sale pursuant to the Prospectus are authorized and unissued shares and, when such shares have been duly sold, issued and paid for as contemplated by the Prospectus, such shares will have been validly and legally issued and will be fully paid and nonassessable shares of Common Stock of the Company under the laws of the State of Maryland.

     This letter expressed our opinion as to the Maryland General Corporation Law governing matters such as due organization and the authorization and issuance of stock, but does not extend to the securities or "Blue Sky" laws of Maryland or to federal securities or other laws.

     We consent to the reference to us under "Counsel to the Company" in the Prospectus and to the filing of this opinion as an exhibit to the Registration Statement. We do not thereby admit that we are "experts" as that term is used in the Securities Act of 1933 and the regulations thereunder.

                           Very truly yours,

                           Venable, Baetjer and Howard